Exhibit 99.3

THIRD QUARTER 2024

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2023, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity and Deposits	18
Net Interest Margin	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Net financing revenue	$1,488	$1,495	$1,456	$1,493	$1,533	$(7)	$(45)
Core OID (1)	14	14	13	13	12	1	2
Net financing revenue (excluding Core OID) (1)	1,502	1,509	1,469	1,506	1,545	(6)	(43)
Other revenue	615	505	530	574	435	110	180
Change in fair value of equity securities (2)	(59)	28	(11)	(74)	56	(87)	(115)
Adjusted other revenue (1)	556	533	519	500	491	23	65
Provision for credit losses	645	457	507	587	508	188	137
Repositioning	-	-	-	16	-	-	-
Adjusted provision for credit losses (1)	645	457	507	603	508	188	137
Total noninterest expense (3)	1,225	1,286	1,308	1,416	1,232	(61)	(7)
Repositioning	-	-	(10)	(187)	(30)	-	30
Noninterest expense (ex. Repositioning) (1)	1,225	1,286	1,298	1,229	1,202	(61)	23

Pre-tax income from continuing operations	233	257	171	64	228	(24)	5
Income tax expense (benefit)	(124)	(37)	14	(13)	(68)	(87)	(56)
(Loss) from discontinued operations, net of tax	-	-	-	(1)	-	-	-

Net Income	357	294	157	76	296	63	61
Preferred Dividends	27	28	28	27	27	(1)	-

Net income attributable to common shareholders	$330	$266	$129	$49	$269	$64	$61

Selected Balance Sheet Data (Period-End)
Total assets	$192,981	$192,531	$192,877	$196,392	$195,704	$450	$(2,723)
Consumer loans	103,095	103,585	103,809	104,977	108,343	(490)	(5,248)
Commercial loans	34,406	35,198	34,151	34,462	31,917	(792)	2,489
Allowance for loan losses	(3,700)	(3,572)	(3,550)	(3,587)	(3,837)	(128)	137
Deposits	151,950	152,154	155,084	154,666	152,835	(204)	(885)
Total equity	14,725	13,851	13,657	13,766	12,825	874	1,900

Common Share Count
Weighted average basic	307,312	306,774	306,003	304,506	304,134	538	3,179
Weighted average diluted	311,044	309,886	308,421	306,730	305,693	1,158	5,350
Issued shares outstanding (period-end)	304,715	304,656	303,978	302,459	301,630	59	3,085

Per Common Share Data
Earnings per share (basic)	$1.07	$0.87	$0.42	$0.16	$0.88	$0.21	$0.19
Earnings per share (diluted)	1.06	0.86	0.42	0.16	0.88	0.20	0.18
Adjusted earnings per share (1)	0.95	0.97	0.45	0.45	0.83	(0.02)	0.12
Book value per share	40.70	37.84	37.28	37.83	34.81	2.86	5.88
Tangible book value per share	38.38	35.50	34.91	35.43	31.90	2.88	6.48
Adjusted tangible book value per share (1)	36.43	33.51	32.89	33.36	29.79	2.92	6.64

Select Financial Ratios
Net interest margin	3.22%	3.27%	3.13%	3.17%	3.24%
Net interest margin (ex. Core OID) (1)	3.25%	3.30%	3.16%	3.20%	3.26%
Cost of funds	4.42%	4.39%	4.44%	4.35%	4.21%
Cost of funds (ex. Core OID) (1)	4.36%	4.34%	4.38%	4.29%	4.15%
Efficiency Ratio	58.3%	64.3%	65.9%	68.5%	62.6%
Adjusted efficiency ratio (1)	52.1%	53.2%	60.2%	55.7%	52.1%
Return on average assets	0.7%	0.6%	0.3%	0.1%	0.5%
Return on average total equity	9.2%	7.7%	3.8%	1.5%	8.2%
Return on average tangible common equity	11.7%	9.9%	4.8%	1.9%	10.8%
Core ROTCE (1)	13.1%	14.0%	6.5%	6.9%	12.9%

Capital Ratios (4)
Common Equity Tier 1 (CET1) capital ratio	9.8%	9.6%	9.4%	9.4%	9.3%
Tier 1 capital ratio	11.2%	11.0%	10.8%	10.8%	10.7%
Total capital ratio	12.9%	12.7%	12.5%	12.4%	12.5%
Tier 1 leverage ratio	9.0%	8.8%	8.6%	8.7%	8.6%

(1) Represents a non-GAAP financial measure. For more details refer to pages 21-27.

(2) For more details refer to pages 25-27.

(3) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4) For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 26.

Note: Numbers may not foot due to rounding

4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$2,889	$2,845	$2,827	$2,887	$2,837	$44	$52
Interest on loans held-for-sale	5	7	36	5	7	(2)	(2)
Total interest and dividends on investment securities	253	255	255	260	256	(2)	(3)
Interest-bearing cash	102	88	97	90	99	14	3
Other earning assets	9	10	11	10	11	(1)	(2)
Operating leases	316	333	356	371	385	(17)	(69)

Total financing revenue and other interest income	3,574	3,538	3,582	3,623	3,595	36	(21)
Interest expense
Interest on deposits	1,616	1,594	1,651	1,621	1,563	22	53
Interest on short-term borrowings	13	27	23	37	13	(14)	-
Interest on long-term debt	256	244	248	248	274	12	(18)
Interest on other	-	1	-	2	-	(1)	-

Total interest expense	1,885	1,866	1,922	1,908	1,850	19	35
Depreciation expense on operating lease assets	201	177	204	222	212	24	(11)

Net financing revenue	$1,488	$1,495	$1,456	$1,493	$1,533	$(7)	$(45)
Other revenue
Insurance premiums and service revenue earned	359	341	345	335	320	18	39
Gain on mortgage and automotive loans, net	6	6	6	3	4	-	2
Other gain / (loss) on investments, net	74	(7)	29	85	(41)	81	115
Other income, net of losses	176	165	150	151	152	11	24

Total other revenue	615	505	530	574	435	110	180
Total net revenue	2,103	2,000	1,986	2,067	1,968	103	135
Provision for loan losses	645	457	507	587	508	188	137
Noninterest expense
Compensation and benefits expense	435	442	519	453	463	(7)	(28)
Insurance losses and loss adjustment expenses	135	181	112	93	107	(46)	28
Goodwill impairment	-	-	-	149	-	-	-
Other operating expenses	655	663	677	721	662	(8)	(7)

Total noninterest expense	1,225	1,286	1,308	1,416	1,232	(61)	(7)
Pre-tax income from continuing operations	$233	$257	$171	$64	$228	$(24)	$5
Income tax (benefit) / expense from continuing operations	(124)	(37)	14	(13)	(68)	(87)	(56)

Net income from continuing operations	357	294	157	77	296	63	61
Loss from discontinued operations, net of tax	-	-	-	(1)	-	-	-

Net income	$357	$294	$157	$76	$296	$63	$61

Preferred Dividends	27	28	28	27	27	(1)	-

Net income available to common shareholders	$330	$266	$129	$49	$269	$64	$61

Core pre-tax Income walk
Net financing revenue	$1,488	$1,495	$1,456	$1,493	$1,533	$(7)	$(45)
Other revenue	615	505	530	574	435	110	180
Provision for credit losses	645	457	507	587	508	188	137
Total noninterest expense	1,225	1,286	1,308	1,416	1,232	(61)	(7)

Pre-tax income from continuing operations	$233	$257	$171	$64	$228	$(24)	$5
Core OID (1)	14	14	13	13	12	1	2
Change in the fair value of equity securities (2)	(59)	28	(11)	(74)	56	(87)	(115)
Repositioning (2)	-	-	10	172	30	-	(30)

Core pre-tax income (1)	$188	$299	$183	$174	$326	$(111)	$(138)

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) For more details refer to pages 25-27.

Note: Numbers may not foot due to rounding

5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Assets
Cash and cash equivalents
Noninterest-bearing	$544	$536	$589	$638	$603	$8	$(59)
Interest-bearing	8,072	6,833	7,564	6,307	7,912	1,239	160

Total cash and cash equivalents	8,616	7,369	8,153	6,945	8,515	1,247	101
Investment securities (1)	29,223	28,602	29,127	29,905	28,532	621	691
Loans held-for-sale, net	306	316	358	400	289	(10)	17
Finance receivables and loans, net	137,501	138,783	137,960	139,439	140,260	(1,282)	(2,759)
Allowance for loan losses	(3,700)	(3,572)	(3,550)	(3,587)	(3,837)	(128)	137

Total finance receivables and loans, net	133,801	135,211	134,410	135,852	136,423	(1,410)	(2,622)
Investment in operating leases, net	8,318	8,374	8,731	9,171	9,569	(56)	(1,251)
Premiums receivables and other insurance assets	2,810	2,806	2,750	2,749	2,775	4	35
Other assets	9,907	9,853	9,348	9,395	9,601	54	306
Assets of operations held-for-sale (2)	-	-	-	1,975	-	-	-

Total assets	$192,981	$192,531	$192,877	$196,392	$195,704	$450	$(2,723)

Liabilities
Deposit liabilities
Noninterest-bearing	$174	$156	$137	$139	$188	$18	$(14)
Interest-bearing	151,776	151,998	154,947	154,527	152,647	(222)	(871)

Total deposit liabilities	151,950	152,154	155,084	154,666	152,835	(204)	(885)
Short-term borrowings	1,771	3,122	-	3,297	2,410	(1,351)	(639)
Long-term debt	16,807	15,979	17,011	17,570	20,096	828	(3,289)
Interest payable	1,425	1,148	1,118	858	1,437	277	(12)
Unearned insurance premiums and service revenue	3,534	3,496	3,480	3,492	3,494	38	40
Accrued expense and other liabilities	2,769	2,781	2,527	2,726	2,607	(12)	162
Liabilities of operations held-for-sale	-	-	-	17	-	-	-

Total liabilities	$178,256	$178,680	$179,220	$182,626	$182,879	$(424)	$(4,623)

Equity
Common stock and paid-in capital (3)	$15,199	$15,176	$15,134	$15,104	$15,069	$23	$130
Preferred stock	2,324	2,324	2,324	2,324	2,324	-	-
Retained earnings	595	360	188	154	197	235	398
Accumulated other comprehensive loss	(3,393)	(4,009)	(3,989)	(3,816)	(4,765)	616	1,372

Total equity	14,725	13,851	13,657	13,766	12,825	874	1,900

Total liabilities and equity	$192,981	$192,531	$192,877	$196,392	$195,704	$450	$(2,723)

(1) Includes Held-to-maturity securities.

(2) Unsecured lending from point-of-sale financing. Moved to Assets of Operations Held-For-Sale (HFS) on 12/31/23. Sale of Ally Lending closed on 03/01/24.

(3) Includes Treasury stock.

Note: Numbers may not foot due to rounding

6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Assets
Interest-bearing cash and cash equivalents	$7,867	$7,276	$7,709	$7,571	$8,308	$591	$(441)
Investment securities and other earning assets	29,695	29,233	29,939	29,407	30,364	462	(669)
Loans held-for-sale, net	267	220	382	237	278	47	(11)
Total finance receivables and loans, net (2) (5)	137,625	138,322	139,945	140,326	139,153	(697)	(1,528)
Investment in operating leases, net	8,335	8,619	8,955	9,415	9,817	(284)	(1,482)

Total interest earning assets	183,789	183,670	186,930	186,956	187,920	119	(4,131)
Noninterest-bearing cash and cash equivalents	266	360	309	257	335	(94)	(69)
Other assets	11,614	11,622	11,443	11,644	10,925	(8)	689
Allowance for loan losses	(3,584)	(3,557)	(3,589)	(3,801)	(3,820)	(27)	236

Total assets	$192,085	$192,095	$195,093	$195,056	$195,360	$(10)	$(3,275)

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$141,286	$142,949	$143,491	$140,117	$139,372	$(1,663)	$1,914
Other interest-bearing deposit liabilities (3)	10,789	9,316	11,712	13,391	13,973	1,473	(3,184)

Total Interest-bearing deposit liabilities	152,075	152,265	155,203	153,508	153,345	(190)	(1,270)
Short-term borrowings	994	2,254	1,726	2,714	948	(1,260)	46
Long-term debt (4)	16,597	16,367	17,309	17,933	20,315	230	(3,718)

Total interest-bearing liabilities (4)	169,666	170,886	174,238	174,155	174,608	(1,220)	(4,942)
Noninterest-bearing deposit liabilities	166	147	149	164	181	19	(15)
Other liabilities	7,619	7,231	7,021	7,826	6,503	388	1,116

Total liabilities	$177,451	$178,264	$181,408	$182,145	$181,292	$(813)	$(3,841)

Equity
Total equity	$14,634	$13,831	$13,685	$12,911	$14,068	$803	$566

Total liabilities and equity	$192,085	$192,095	$195,093	$195,056	$195,360	$(10)	$(3,275)

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits.

(4) Includes average Core OID balance of $759 million in 3Q24, $773 million in 2Q24, $786 million in 1Q24, $799 million in 4Q23, and $812 million in 3Q23.

(5) Includes the effects of finance receivables and loans, net that were transferred to loans held-for-sale, net and subsequently transferred to assets of operations held-for-sale as of December 31, 2023.

Note: Numbers may not foot due to rounding

7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Pre-tax Income / (Loss)
Automotive Finance	$175	$407	$322	$294	$377	$(232)	$(202)
Insurance	102	(42)	70	129	(16)	144	118

Dealer Financial Services	277	365	392	423	361	(88)	(84)
Corporate Finance	95	98	90	79	84	(3)	11
Mortgage Finance	27	27	25	24	26	-	1
Corporate and Other (1)	(166)	(233)	(336)	(462)	(243)	67	77

Pre-tax income from continuing operations	$233	$257	$171	$64	$228	$(24)	$5
Core OID (2) (4)	14	14	13	13	12	1	2
Change in the fair value of equity securities (3)	(59)	28	(11)	(74)	56	(87)	(115)
Repositioning (4)	-	-	10	172	30	-	(30)

Core pre-tax income (4)	$188	$299	$183	$174	$326	$(111)	$(138)

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, Ally Lending activity and the Credit Card portfolio. The sale of Ally Lending closed on 03/01/24.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) For more details refer to pages 25-27.

(4) Represents a non-GAAP measure. For more details refer to pages 25-27.

Note: Numbers may not foot due to rounding

8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Net financing revenue
Consumer	$1,889	$1,837	$1,808	$1,799	$1,748	$52	$141
Commercial	432	435	411	394	364	(3)	68
Loans held-for-sale	-	1	1	1	2	(1)	(2)
Operating leases	316	333	356	371	385	(17)	(69)

Total financing revenue and other interest income	2,637	2,606	2,576	2,565	2,499	31	138
Interest expense	1,151	1,115	1,058	1,013	927	36	224
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	225	236	249	260	268	(11)	(43)
Remarketing gains, net of repo valuation	(24)	(59)	(46)	(37)	(57)	35	33

Total depreciation expense on operating lease assets	201	177	204	222	212	24	(11)

Net financing revenue	1,285	1,314	1,314	1,330	1,360	(29)	(75)
Other revenue
Total other revenue	85	93	97	82	79	(8)	6

Total net revenue	1,370	1,407	1,411	1,412	1,439	(37)	(69)

Provision for credit losses	579	383	448	492	444	196	135
Noninterest expense
Compensation and benefits	165	160	178	163	164	5	1
Other operating expenses	451	457	463	463	454	(6)	(3)

Total noninterest expense	616	617	641	626	618	(1)	(2)

Pre-tax Income	$175	$407	$322	$294	$377	$(232)	$(202)

Memo: Net lease revenue
Operating lease revenue	$316	$333	$356	$371	$385	$(17)	$(69)
Depreciation expense on operating lease assets (ex. remarketing)	225	236	249	260	268	(11)	(43)
Remarketing gains, net of repo valuation	(24)	(59)	(46)	(37)	(57)	35	33

Total depreciation expense on operating lease assets	201	177	204	222	212	24	(11)

Net lease revenue	$115	$156	$152	$149	$173	$(41)	$(58)

Balance Sheet (Period-End)
Loans held-for-sale, net	$3	$6	$5	$13	$21	$(3)	$(18)
Consumer loans	83,396	83,694	83,587	84,414	85,728	(298)	(2,332)
Commercial loans	23,842	25,220	23,765	23,334	21,057	(1,378)	2,785
Allowance for loan losses	(3,204)	(3,092)	(3,083)	(3,117)	(3,153)	(112)	(51)

Total finance receivables and loans, net	104,034	105,822	104,269	104,631	103,632	(1,788)	402
Investment in operating leases, net	8,318	8,374	8,731	9,171	9,569	(56)	(1,251)
Other assets	1,579	1,570	1,608	1,572	1,520	9	59

Total assets	$113,934	$115,772	$114,613	$115,387	$114,742	$(1,838)	$(808)

Note: Numbers may not foot due to rounding

9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$0.9	$1.1	$1.0	$1.1	$1.1	$(0.2)	$(0.2)
Retail standard - new vehicle Stellantis	0.6	0.7	0.6	0.7	0.7	(0.1)	(0.1)
Retail standard - new vehicle Other	1.0	1.0	0.9	1.0	1.1	0.0	(0.1)
Used vehicle	5.9	6.1	6.6	6.2	6.9	(0.2)	(1.0)
Lease	1.0	0.9	0.7	0.6	0.7	0.1	0.3

Total originations	$9.4	$9.8	$9.8	$9.6	$10.6	$(0.4)	$(1.2)

U.S. Consumer Originations - FICO Score
Super prime (760-999)	$2.6	$2.7	$2.4	$2.4	$2.5	$(0.1)	$0.1
High prime (720-759)	1.4	1.4	1.4	1.4	1.5	-	(0.1)
Prime (660-719)	2.6	2.8	2.8	2.7	3.1	(0.2)	(0.5)
Prime/Near (620-659)	1.5	1.6	1.7	1.5	1.8	(0.1)	(0.3)
Non-Prime (540-619)	0.6	0.6	0.7	0.6	0.7	-	(0.1)
Sub-Prime (0-539)	0.1	0.1	0.2	0.2	0.2	0.0	(0.1)
No FICO (Primarily CSG)	0.5	0.6	0.7	0.8	0.8	(0.1)	(0.3)

Total originations	$9.4	$9.8	$9.8	$9.6	$10.6	$(0.4)	$(1.2)

U.S. Consumer Retail Originations - Average FICO
New vehicle	716	714	712	718	712	2	4
Used vehicle	707	710	702	703	701	(3)	6
Total retail originations	710	712	704	707	704	(2)	6

U.S. Market
New light vehicle sales (SAAR - units in millions)	15.6	15.7	15.5	15.6	15.6	(0.1)	-
New light vehicle sales (quarterly - units in millions)	3.9	4.1	3.7	3.9	4.0	(0.2)	(0.1)

Dealer Engagement
Total Active DFS Dealers (2)	21,656	21,825	21,787	21,829	22,323	(169)	(667)
Total Application Volume (000s)	3,630	3,733	3,764	3,322	3,674	(103)	(44)

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$17.5	$18.7	$17.3	$17.0	$14.9	$(1.2)	$2.6
Dealer loans and other	6.3	6.6	6.4	6.3	6.1	(0.2)	0.2

Total Commercial outstandings	$23.8	$25.2	$23.8	$23.3	$21.1	$(1.4)	$2.8

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	31,033	41,601	31,926	26,237	29,484	(10,568)	1,549
Average gain per vehicle	$771	$1,420	$1,431	$1,422	$1,944	$(649)	$(1,173)
Total gain ($ in millions)	$24	$59	$46	$37	$57	$(35)	$(33)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) A dealer is considered to have an active relationship with us if we provided automotive financing, remarketing, or insurance services during the three months ended September 30,2024.

Note: Numbers may not foot due to rounding

10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Net financing revenue
Total interest and fees on finance receivables and loans(1)	$4	$4	$3	$3	$2	$-	$2
Interest and dividends on investment securities	31	32	31	34	32	(1)	(1)
Interest bearing cash	8	5	5	5	3	3	5

Total financing revenue and other interest revenue	43	41	39	42	37	2	6
Interest expense	12	11	10	9	8	1	4

Net financing revenue	31	30	29	33	29	1	2
Other revenue
Insurance premiums and service revenue earned	359	341	345	335	320	18	39
Other gain / (loss) on investments, net	75	(6)	35	78	(31)	81	106
Other income, net of losses	3	3	4	4	4	-	(1)

Total other revenue	437	338	384	417	293	99	144

Total net revenue	468	368	413	450	322	100	146
Noninterest expense
Compensation and benefits expense	27	26	28	27	26	1	1
Insurance losses and loss adjustment expenses	135	181	112	93	107	(46)	28
Other operating expenses	204	203	203	201	205	1	(1)

Total noninterest expense	366	410	343	321	338	(44)	28

Pre-tax income (loss)	$102	$(42)	$70	$129	$(16)	$144	$118

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$359	$341	$345	$335	$320	$18	$39
Investment income and other (adjusted) (2)	50	52	47	44	44	(2)	5
Other income	3	3	4	4	4	-	(1)

Total insurance premiums and other income	412	396	396	383	368	16	43
Expense
Insurance losses and loss adjustment expenses	135	181	112	93	107	(46)	28
Acquisition and underwriting expenses
Compensation and benefit expense	27	26	28	27	26	1	1
Insurance commission expense	164	162	161	161	160	2	4
Other expense	40	41	42	40	45	(1)	(5)

Total acquistion and underwriting expense	231	229	231	228	231	2	-

Total expense	366	410	343	321	338	(44)	28

Core pre-tax (loss) / income (2)	46	(14)	53	62	30	60	15
Change in the fair value of equity securities (3)	56	(28)	17	67	(46)	84	103

Income (loss) before income tax expense	$102	$(42)	$70	$129	$(16)	$144	$118

Balance Sheet (Period-End)
Cash and investment securities	$5,461	$5,285	$5,285	$5,333	$5,086	$176	$375
Intercompany loans(1)	826	727	719	619	547	99	279
Premiums receivable and other insurance assets	2,829	2,824	2,768	2,767	2,791	5	38
Other assets	339	338	328	362	312	1	27

Total assets	$9,455	$9,174	$9,100	$9,081	$8,736	$281	$719

Key Statistics
Total written premiums and revenue (4)	$384	$344	$354	$333	$335	$40	$49
Loss ratio (5)	37.1%	52.5%	32.2%	27.6%	33.0%
Underwriting expense ratio (6)	63.9%	66.2%	66.4%	67.2%	71.3%

Combined ratio	100.9%	118.7%	98.6%	94.8%	104.3%

(1) Intercompany activity represents excess liquidity placed with corporate segment.

(2) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(3) For more details refer to pages 25-27.

(4) Written premiums are net of ceded premium for reinsurance.

(5) Loss ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(6) Underwriting expense ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other income, net of losses.

Note: Numbers may not foot due to rounding

11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Net financing revenue
Total financing revenue and other interest income	$141	$145	$146	$147	$149	$(4)	$(8)
Interest expense	89	92	94	96	96	(3)	(7)

Net financing revenue	52	53	52	51	53	(1)	(1)
Gain on mortgage loans, net	6	5	6	3	4	1	2
Total other revenue	6	5	6	3	4	1	2

Total net revenue	58	58	58	54	57	-	1

Provision for loan losses	-	(1)	-	-	(2)	1	2
Noninterest expense
Compensation and benefits expense	4	5	5	4	5	(1)	(1)
Other operating expense	27	27	28	26	28	-	(1)

Total noninterest expense	31	32	33	30	33	(1)	(2)

Pre-tax Income	$27	$27	$25	$24	$26	$-	$1

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$17,309	$17,803	$18,227	$18,442	$18,657	$(494)	$(1,348)
Allowance for loan losses	(17)	(17)	(18)	(18)	(19)	-	2

Total finance receivables and loans, net	17,292	17,786	18,209	18,424	18,638	(494)	(1,346)
Loans held for sale, net	238	157	27	25	29	81	209
Other assets	64	67	67	63	78	(3)	(14)

Total assets	$17,594	$18,010	$18,303	$18,512	$18,745	$(416)	$(1,151)

Note: Numbers may not foot due to rounding

12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Net financing revenue
Total financing revenue and other interest income	$248	$252	$269	$264	$248	$(4)	$-
Interest expense	147	148	158	159	151	(1)	(4)

Net financing revenue	101	104	111	105	97	(3)	4
Total other revenue	37	30	23	23	24	7	13

Total net revenue	138	134	134	128	121	4	17
Provision for loan losses	11	3	(1)	17	5	8	6
Noninterest expense
Compensation and benefits expense	17	17	27	17	16	-	1
Other operating expense	15	16	18	15	16	(1)	(1)

Total noninterest expense	32	33	45	32	32	(1)	-

Pre-tax income	$95	$98	$90	$79	$84	$(3)	$11

Change in the fair value of equity securities (1)	(1)	(0)	0	0	(0)	(0)	(0)

Core pre-tax income (2)	$94	$98	$90	$79	$84	$(3)	$11

Balance Sheet (Period-End)
Equity securities	$3	$2	$5	$6	$6	$1	$(3)
Loans held for sale, net	65	101	213	253	81	(36)	(16)
Commercial loans	10,300	9,737	10,144	10,905	10,637	563	(337)
Allowance for loan losses	(167)	(156)	(152)	(153)	(185)	(11)	18

Total finance receivables and loans, net	10,133	9,581	9,992	10,752	10,452	552	(319)
Other assets	197	185	200	201	210	12	(13)

Total assets	$10,398	$9,869	$10,410	$11,212	$10,749	$529	$(351)

(1) For more details refer to pages 25-27.

(2) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

Note: Numbers may not foot due to rounding

13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Net financing revenue
Total financing revenue and other interest income	$505	$494	$552	$605	$662	$11	$(157)
Interest expense	486	500	602	631	668	(14)	(182)

Net financing revenue	19	(6)	(50)	(26)	(6)	25	25
Other revenue
Other gain/(loss) on investments, net	(2)	(1)	(6)	8	(11)	(1)	9
Other income, net of losses (1)	52	40	26	41	46	12	6

Total other revenue	50	39	20	49	35	11	15

Total net revenue	69	33	(30)	23	29	36	40
Provision for loan losses	55	72	60	78	61	(17)	(6)
Noninterest expense
Compensation and benefits expense	222	234	281	242	252	(12)	(30)
Goodwill impairment	-	-	-	149	-	-	-
Other operating expense (2)	(42)	(40)	(35)	16	(41)	(2)	(1)

Total noninterest expense	180	194	246	407	211	(14)	(31)

Pre-tax (loss) income	$(166)	$(233)	$(336)	$(462)	$(243)	$67	$77

Change in the fair value of equity securities (3)	(2)	1	6	(7)	10	(3)	(12)
Core OID (4)	14	14	13	13	12	1	2
Repositioning (3)	-	-	10	172	30	-	(30)

Core pre-tax (loss) income (4)	$(154)	$(218)	$(307)	$(284)	$(191)	$65	$38

Balance Sheet (Period-End)	$32,375	$30,684	$31,990	$31,511	$31,955	$1,691	$420
Cash, trading and investment securities
Loans held-for-sale, net	-	52	113	109	158	(52)	(158)
Consumer loans	2,390	2,088	1,995	2,121	3,958	302	(1,568)
Commercial loans	252	241	242	223	223	11	29
Intercompany loans(5)	(826)	(727)	(719)	(619)	(547)	(99)	(279)
Allowance for loan losses	(312)	(307)	(297)	(299)	(480)	(5)	168

Total finance receivables and loans, net	1,504	1,295	1,221	1,426	3,154	209	(1,650)
Other assets	7,721	7,675	7,127	7,179	7,465	46	256
Assets of operations held-for-sale (6)	-	-	-	1,975	-	-	-

Total assets	$41,600	$39,706	$40,451	$42,200	$42,732	$1,894	$(1,132)

Core OID Amortization Schedule (4)	2024	2025	2026	2027	2028 & After
Remaining Core OID amortization expense	$15	$66	$77	$89	Avg = $126/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $333 million for 3Q24, $335 million for 2Q24, $346 million for 1Q24, $342 million for 4Q23, and $348 million for 3Q23. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) For more details refer to pages 25-27.

(4) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(5) Intercompany loans related to activity between Insurance and Corporate and Other for liquidity purposes.

(6) Unsecured lending from point-of-sale financing. Moved to Assets of Operations Held-For-Sale (HFS) on 12/31/23. Sale of Ally Lending closed on 03/01/24.

Note: Numbers may not foot due to rounding

14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Ending loan balance	$137,501	$138,783	$137,960	$139,439	$140,260	$(1,282)	$(2,759)
30+ Accruing DPD	$3,871	$3,737	$3,347	$3,856	$3,459	$134	$412
30+ Accruing DPD %	2.82%	2.69%	2.43%	2.76%	2.47%
60+ Accruing DPD	$1,165	$1,087	$948	$1,077	$934	$78	$231
60+ Accruing DPD %	0.85%	0.78%	0.69%	0.77%	0.67%
Non-performing loans (NPLs)	$1,266	$1,215	$1,252	$1,394	$1,500	$51	$(234)
Net charge-offs (NCOs)	$517	$435	$539	$623	$456	$82	$61
Net charge-off rate (2)	1.50%	1.26%	1.55%	1.77%	1.31%

Provision for loan losses	$645	$457	$507	$587	$508	$188	$137
Allowance for loan losses (ALLL)	$3,700	$3,572	$3,550	$3,587	$3,837	$128	$(137)

ALLL as % of Loans (3) (4)	2.69%	2.57%	2.57%	2.57%	2.73%
ALLL as % of NPLs (3)	292%	294%	284%	257%	256%
ALLL as % of NCOs (3)	179%	205%	165%	144%	211%

U.S. Auto Delinquencies - HFI Retail Contract $‘s (5)
30+ Delinquent contract $	$3,760	$3,620	$3,239	$3,730	$3,290	$140	$470
% of retail contract $ outstanding	4.51%	4.33%	3.88%	4.42%	3.85%
60+ Delinquent contract $	$1,129	$1,049	$915	$1,037	$878	$80	$251
% of retail contract $ outstanding	1.35%	1.26%	1.10%	1.23%	1.03%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$467	$378	$477	$470	$393	$89	$74
% of avg. HFI assets (2)	2.24%	1.81%	2.27%	2.21%	1.85%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$0	$(4)	$1	$19	$(0)	$4	$0
% of avg. HFI assets (2)	(0.01)%	(0.07)%	0.02%	0.34%	-%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) Excludes provision for credit losses related to our reserve for unfunded commitments.

(4) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(5) Auto delinquency metrics include accruing contracts only.

Note: Numbers may not foot due to rounding

15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Allowance for loan losses	$3,166	$3,055	$3,050	$3,083	$3,104	$111	$62
Total consumer loans (2)	$83,424	$83,528	$83,406	$84,320	$85,370	$(104)	$(1,946)
Coverage ratio (3)	3.80%	3.65%	3.65%	3.65%	3.62%

Commercial
Allowance for loan losses	$38	$37	$33	$34	$49	$1	$(11)
Total commercial loans (4)	$23,854	$25,220	$23,765	$23,334	$21,057	$(1,366)	$2,797
Coverage ratio	0.16%	0.15%	0.14%	0.15%	0.23%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$17	$17	$18	$18	$19	$-	$(2)
Total consumer loans	$17,309	$17,803	$18,227	$18,442	$18,657	$(494)	$(1,348)
Coverage ratio	0.10%	0.09%	0.10%	0.10%	0.10%

Mortgage - Legacy
Allowance for loan losses	$2	$2	$3	$3	$3	$-	$(1)
Total consumer loans	$192	$205	$214	$225	$238	$(13)	$(46)
Coverage ratio	1.14%	1.15%	1.26%	1.32%	1.29%

Total Mortgage
Allowance for loan losses	$19	$19	$21	$21	$22	$-	$(3)
Total consumer loans	$17,501	$18,008	$18,441	$18,667	$18,895	$(507)	$(1,394)
Coverage ratio	0.11%	0.11%	0.11%	0.11%	0.11%

Consumer Other - Ally Lending (1) (5)
Allowance for loan losses	$-	$-	$-	$-	$202	$-	$(202)
Total consumer loans	$-	$-	$-	$-	$2,206	$-	$(2,206)
Coverage ratio	-%	-%	-%	-%	9.16%

Consumer Other - Ally Credit Card (1)
Allowance for loan losses	$307	$302	$291	$293	272	$5	$35
Total consumer loans	$2,170	$2,049	$1,962	$1,990	1,872	$121	$298
Coverage ratio	14.14%	14.73%	14.85%	14.72%	14.55%

Corporate Finance (1)
Allowance for loan losses	$167	$156	$152	$153	$185	$11	$(18)
Total commercial loans	$10,300	$9,737	$10,144	$10,905	$10,636	$563	$(336)
Coverage ratio	1.62%	1.60%	1.50%	1.40%	1.74%

Corporate and Other (1)
Allowance for loan losses	$3	$3	$3	$3	$3	$-	$-
Total commercial loans	$252	$241	$242	$223	$224	$11	$28
Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.36%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $28M of fair value adjustment for loans in hedge accounting relationships in 3Q24, ($166M) in 2Q24, ($181M) in 1Q24, ($93M) in 4Q23 and ($358M) in 3Q23.

(3) Excludes $28M of fair value adjustment for loans in hedge accounting relationships in 3Q24, ($166M) in 2Q24, ($181M) in 1Q24, ($93M) in 4Q23 and ($358M) in 3Q23.

(4) Commercial Auto loans include Insurance advances.

(5) Unsecured consumer lending from point-of-sale financing.

Note: Numbers may not foot due to rounding

16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Capital	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Risk-weighted assets	$156.2	$157.5	$158.3	$161.6	$161.1	$(1.3)	$(4.9)

Common Equity Tier 1 (CET1) capital ratio	9.8%	9.6%	9.4%	9.4%	9.3%
Tier 1 capital ratio	11.2%	11.0%	10.8%	10.8%	10.7%
Total capital ratio	12.9%	12.7%	12.5%	12.4%	12.5%

Tangible common equity / Tangible assets (1)(2)	6.1%	5.6%	5.5%	5.5%	4.9%
Tangible common equity / Risk-weighted assets (1)	7.5%	6.9%	6.7%	6.6%	6.0%

Shareholders’ equity	$14.7	$13.9	$13.7	$13.8	$12.8	$0.8	$1.9
add: CECL phase-in adjustment	0.3	0.3	0.3	0.6	0.6	-	(0.3)
less: Certain AOCI items and other adjustments	2.6	3.3	3.3	3.1	3.9	(0.7)	(1.3)
Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	-	-

Common Equity Tier 1 capital	$15.3	$15.1	$14.9	$15.1	$15.0	$0.2	$0.3

Common Equity Tier 1 capital	$15.3	$15.1	$14.9	$15.1	$15.0	$0.2	$0.3
add: Preferred equity	2.3	2.3	2.3	2.3	2.3	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$17.6	$17.4	$17.2	$17.4	$17.3	$0.2	$0.3

Tier 1 capital	$17.6	$17.4	$17.2	$17.4	$17.3	$0.2	$0.3
add: Qualifying subordinated debt	0.7	0.7	0.7	0.7	0.9	-	(0.2)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.9	1.9	1.9	2.0	2.0	-	(0.1)

Total capital	$20.2	$20.0	$19.8	$20.1	$20.1	$0.2	$0.1

Total shareholders’ equity	$14.7	$13.9	$13.7	$13.8	$12.8	$0.8	$1.9
less: Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	-	-
Goodwill and intangible assets, net of deferred tax liabilities	(0.7)	(0.7)	(0.7)	(0.7)	(0.9)	-	0.2

Tangible common equity (1)	$11.7	$10.8	$10.6	$10.7	$9.6	$0.9	$2.1

Total assets	$193.0	$192.5	$192.9	$196.4	$195.7	$0.5	$(2.7)
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.7)	(0.7)	(0.7)	(0.7)	(0.9)	-	0.2

Tangible assets (2)	$192.3	$191.8	$192.2	$195.7	$194.8	$0.5	$(2.5)

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 26.

17

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.

Consolidated Available Liquidity ($ in billions)	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Liquid cash and cash equivalents (1)	$7.9	$6.7	$7.4	$6.5	$8.0	$1.2	$(0.1)
Highly liquid securities (2)	20.8	18.9	20.9	20.6	19.6	2.0	1.3

Subtotal	$28.8	$25.6	$28.3	$27.1	$27.6	$3.2	$1.2

FHLB Unused Pledged Borrowing Capacity	12.5	12.2	13.8	10.3	11.0	0.3	1.5
FRB Discount Window Unused Pledged Capacity	26.7	26.5	26.3	26.0	25.6	0.2	1.1

Total unused pledged capacity	$39.2	$38.8	$40.0	$36.4	$36.6	$0.4	$2.6

Total current available liquidity	$67.9	$64.3	$68.3	$63.5	$64.1	$3.6	$3.8

Unsecured Long-Term Debt Maturity Profile	2024	2025	2026	2027	2028	2029 & After
Consolidated remaining maturities (3)	$-	$2.3	$-	$1.5	$0.8	$5.3

Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	18.4	18.7	18.6	19.0	19.1	(0.3)	(0.7)
Average retail deposit rate	4.18%	4.18%	4.25%	4.15%	4.00%

End of Period Deposit Levels ($ in millions)
Retail	$141,449	$142,075	$145,147	$142,265	$140,100	$(626)	$1,349
Brokered & other	10,501	10,079	9,937	12,401	12,735	422	(2,234)

Total deposits	$151,950	$152,154	$155,084	$154,666	$152,835	$(204)	$(885)

Deposit Mix
Retail CD	27%	26%	27%	29%	28%
MMA/OSA/Checking	66%	67%	67%	63%	64%
Brokered & other	7%	7%	6%	8%	8%

(1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2) Includes unencumbered UST, Agency MBS, and highly liquid Corporates

(3) Excludes retail notes; as of 9/30/2024. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

Note: Numbers may not foot due to rounding

18

ALLY FINANCIAL INC. NET INTEREST MARGIN

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Retail Auto Loans	$83,574	$83,427	$84,056	$84,711	$85,131	$147	$(1,557)
Auto Lease (net of dep)	8,335	8,619	8,955	9,415	9,817	(284)	(1,482)
Dealer Floorplan	17,535	18,003	16,833	15,693	14,507	(468)	3,028
Other Dealer Loans	6,348	6,421	6,339	6,115	6,023	(73)	325
Corporate Finance	10,101	10,079	10,937	10,787	10,309	22	(208)
Mortgage(1)	17,922	18,302	18,578	18,788	19,028	(380)	(1,106)
Consumer Other - Ally Lending (2)	-	-	1,274	2,167	2,201	-	(2,201)
Consumer Other - Ally Credit Card	2,125	2,001	1,975	1,925	1,826	124	299
Cash and Cash Equivalents	7,867	7,276	7,709	7,571	8,308	591	(441)
Investment Securities and Other	29,982	29,542	30,274	29,784	30,769	440	(787)

Total Earning Assets	$183,789	$183,670	$186,930	$186,956	$187,920	$119	$(4,131)

Interest Revenue	3,373	3,361	3,378	3,401	3,383	12	(10)
Unsecured Debt (ex. Core OID balance) (3)	$11,243	$11,053	$11,290	$10,595	$11,590	$190	$(347)
Secured Debt	1,364	1,227	1,409	2,279	3,120	137	(1,756)
Deposits (4)	152,241	152,412	155,352	153,672	153,526	(171)	(1,285)
Other Borrowings	5,743	7,114	7,122	8,572	7,365	(1,371)	(1,622)

Total Funding Sources (ex. Core OID balance) (3)	$170,591	$171,806	$175,173	$175,118	$175,601	$(1,215)	$(5,010)
Interest Expense (ex. Core OID) (3)	1,871	1,852	1,909	1,895	1,838	19	33

Net Financing Revenue (ex. Core OID) (3)	$1,502	$1,509	$1,469	$1,506	$1,545	$(7)	$(43)

Net Interest Margin (yield details)
Retail Auto Loan	9.29%	9.19%	9.07%	8.98%	8.90%	0.10%	0.39%
Retail Auto Loan (excl. hedge impact)	8.99%	8.86%	8.65%	8.43%	8.16%	0.13%	0.83%
Auto Lease (net of dep)	5.47%	7.28%	6.85%	6.24%	7.00%	(1.81)%	(1.53)%
Dealer Floorplan	7.68%	7.64%	7.69%	7.84%	7.88%	0.04%	(0.20)%
Other Dealer Loans	5.65%	5.67%	5.61%	5.35%	5.25%	(0.02)%	0.40%
Corporate Finance	9.82%	10.06%	9.88%	9.70%	9.54%	(0.24)%	0.28%
Mortgage	3.21%	3.26%	3.25%	3.21%	3.20%	(0.05)%	0.01%
Consumer Other - Ally Lending	-	-	8.77%	9.86%	9.94%	-	(9.94)%
Consumer Other - Ally Credit Card	22.13%	21.59%	21.61%	22.02%	22.39%	0.54%	(0.26)%
Cash and Cash Equivalents (5)	5.14%	4.90%	5.04%	4.72%	4.73%	0.24%	0.41%
Investment Securities and Other	3.51%	3.66%	3.60%	3.66%	3.53%	(0.15)%	(0.02)%

Total Earning Assets	7.30%	7.36%	7.27%	7.22%	7.14%	(0.06)%	0.16%
Unsecured Debt (ex. Core OID & Core OID balance) (3)	6.27%	6.22%	6.19%	6.08%	5.55%	0.05%	0.72%
Secured Debt	6.39%	6.08%	5.74%	5.15%	6.81%	0.31%	(0.42)%
Deposits (4)	4.23%	4.21%	4.28%	4.19%	4.04%	0.02%	0.19%
Other Borrowings (6)	3.83%	3.86%	3.63%	3.79%	3.23%	(0.03)%	0.60%

Total Funding Sources (ex. Core OID & Core OID balance) (3)	4.36%	4.34%	4.38%	4.29%	4.15%	0.02%	0.21%

NIM (as reported)	3.22%	3.27%	3.13%	3.17%	3.24%	(0.05)%	(0.02)%

NIM (ex. Core OID & Core OID balance) (3)	3.25%	3.30%	3.16%	3.20%	3.26%	(0.05)%	(0.01)%

(1) Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.

(2) Unsecured lending from point-of-sale financing. Sale of Ally Lending closed on 03/01/24.

(3) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt. For more details refer to pages 25-27.

(4) Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.

(5) Includes interest expense related to margin received on derivative contracts. Excluding this expense, annualized yields were 5.29% and 5.28% for 3Q24 and 2Q24, respectively.

(6) Includes FHLB Borrowings, Repurchase Agreements and other.

Note: Numbers may not foot due to rounding

19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23
Loan Value
Gross carry value	$17.3	$17.8	$18.2	$18.4	$18.7
Net carry value	$17.3	$17.8	$18.2	$18.4	$18.6

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%
% 30+ Day delinquent(1)(2)	0.5%	0.5%	0.4%	0.5%	0.5%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.0%	4.1%	4.1%	4.1%	4.1%
Refreshed FICO(3)	782	783	781	782	782
Wtd. Avg. LTV/CLTV (4)	48.7%	50.3%	50.7%	52.2%	53.1%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$0.2	$0.2	$0.2	$0.2	$0.2
Net carry value	$0.2	$0.2	$0.2	$0.2	$0.2

Estimated Pool Characteristics
% Second lien	12.6%	12.5%	12.5%	12.5%	12.4%
% Interest only	0.2%	0.2%	0.2%	0.2%	0.2%
% 30+ Day delinquent(1)(2)	5.4%	6.1%	7.0%	7.0%	6.7%
% Low/No documentation	26.0%	26.0%	25.8%	25.5%	25.2%
% Non-primary residence	3.2%	3.0%	3.1%	3.1%	3.2%
Refreshed FICO(3)	742	742	739	742	743
Wtd. Avg. LTV/CLTV (4)	44.0%	44.6%	45.0%	46.9%	47.3%

1) MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others.

2) %30+Day Delinquency bucket excludes loans which are current but are in bankruptcy.

3) Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting.

4) 1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices.

Note: Numbers may not foot due to rounding

20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

			QUARTERLY TRENDS					CHANGE VS.
Earnings Per Share Data			3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
GAAP net income attributable to common shareholders			$330	$266	$129	$49	$269	$64	$61

Weighted-average common shares outstanding - basic			307,312	306,774	306,003	304,506	304,134	538	3,179

Weighted-average common shares outstanding - diluted			311,044	309,886	308,421	306,730	305,693	1,158	5,350

Issued shares outstanding (period-end)			304,715	304,656	303,978	302,459	301,630	59	3,085

Net income per share - basic			$1.07	$0.87	$0.42	$0.16	$0.88	$0.21	$0.19

Net income per share - diluted			$1.06	$0.86	$0.42	$0.16	$0.88	$0.20	$0.18

Adjusted Earnings per Share (“Adjusted EPS”) (2)
Numerator
GAAP net income attributable to common shareholders			$330	$266	$129	$49	$269	$64	$61
Discontinued operations, net of tax			-	-	-	1	-	-	-
Core OID (1)			14	14	13	13	12	1	2
Change in the fair value of equity securities (3)			(59)	28	(11)	(74)	56	(87)	(115)
Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)			9	(9)	(3)	(23)	(21)	18	30
Repositioning (3)			-	-	10	172	30	-	(30)
Significant discrete tax items			-	-	-	-	(94)	-	94

Core net income attributable to common shareholders (1)			$295	$299	$139	$137	$252	$(5)	$43
Denominator
Weighted-average common shares outstanding - diluted			311,044	309,886	308,421	306,730	305,693	1,158	5,350

Adjusted EPS (2)			$0.95	$0.97	$0.45	$0.45	$0.83	$(0.02)	$0.12
GAAP original issue discount amortization expense			$17	$17	$17	$16	$15	$0	$2
Other OID			(3)	(3)	(3)	(3)	(3)	0	(0)

Core original issue discount (Core OID) amortization expense (1)			$14	$14	$13	$13	$12	$1	$2

GAAP outstanding original issue discount balance			$(780)	$(797)	$(815)	$(831)	$(847)	$16	$67
Other outstanding OID balance			29	31	35	39	42	(2)	(13)

Core outstanding original issue discount balance (Core OID balance) (1)			$(751)	$(766)	$(779)	$(793)	$(806)	$14	$54

GAAP Net Financing Revenue	[A	]	$1,488	$1,495	$1,456	$1,493	$1,533	$(7)	$(45)
Core OID (1)			14	14	13	13	12	1	2

Net Financing Revenue (ex. Core OID) (1)	[B	]	$1,502	$1,509	$1,469	$1,506	$1,545	$(6)	$(43)

GAAP Other Revenue	[C	]	$615	$505	$530	$574	$435	$110	$180
Change in the fair value of equity securities (3)			(59)	28	(11)	(74)	56	(87)	(115)

Adjusted Other Revenue (1)	[D	]	$556	$533	$519	$500	$491	$23	$65

GAAP Provision Expense			$645	$457	$507	$587	$508	$188	$137
Repositioning			-	-	-	16	-	-	-

Adjusted Provision (ex. Repositioning) (1)			$645	$457	$507	$603	$508	$188	$137

GAAP Noninterest Expense	[E	]	$1,225	$1,286	$1,308	$1,416	$1,232	$(61)	$(7)
Repositioning and other			-	-	(10)	(187)	(30)	-	30

Adjusted Noninterest Expense (1)	[F	]	$1,225	$1,286	$1,298	$1,229	$1,202	$(61)	$23

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See pages 25-27 for details.

(3) For more details refer to pages 25-27. Note: Numbers may not foot due to rounding

21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Numerator
GAAP shareholder’s equity	$14,725	$13,851	$13,657	$13,766	$12,825	$874	$1,900
Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	-	-

GAAP common shareholder’s equity	$12,401	$11,527	$11,333	$11,442	$10,501	$874	$1,900
Goodwill and identifiable intangibles, net of DTLs	(707)	(713)	(720)	(727)	(879)	6	172

Tangible common equity (1)	11,694	10,814	10,613	10,715	9,622	880	2,072
Tax-effected Core OID balance (21% tax rate) (1)	(594)	(605)	(616)	(626)	(636)	11	43

Adjusted tangible book value (2)	$11,101	$10,209	$9,997	$10,089	$8,986	$892	$2,115

Denominator
Issued shares outstanding (period-end, thousands)	304,715	304,656	303,978	302,459	301,630	59	3,085

GAAP shareholder’s equity per share	$48.32	$45.46	$44.93	$45.51	$42.52	$2.86	$5.80
Preferred equity per share	(7.63)	(7.63)	(7.65)	(7.68)	(7.70)	-	0.08

GAAP common shareholder’s equity per share	$40.70	$37.84	$37.28	$37.83	$34.81	$2.86	$5.88
Goodwill and identifiable intangibles, net of DTLs per share	(2.32)	(2.34)	(2.37)	(2.40)	(2.91)	0.02	0.59

Tangible common equity per share (1)	38.38	35.50	34.91	35.43	31.90	2.88	6.48
Tax-effected Core OID balance (21% tax rate) per share (1)	(1.95)	(1.99)	(2.03)	(2.07)	(2.11)	0.04	0.16

Adjusted tangible book value per share (2)	$36.43	$33.51	$32.89	$33.36	$29.79	$2.92	$6.64

(1) Represents a non-GAAP financial measure. For more details refer to pages 25-27.

(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

Note: Numbers may not foot due to rounding

22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Numerator
GAAP net income attributable to common shareholders	$330	$266	$129	$49	$269	$64	$61
Discontinued operations, net of tax	-	-	-	1	-	-	-
Core OID (2)	14	14	13	13	12	1	2
Change in the fair value of equity securities (2)	(59)	28	(11)	(74)	56	(87)	(115)
Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	9	(9)	(3)	(23)	(21)	18	30
Repositioning (2)	-	-	10	172	30	-	(30)
Significant discrete tax items	-	-	-	-	(94)	-	94

Core net income attributable to common shareholders (1)	$295	$299	$139	$137	$252	$(5)	$43

Denominator (average, $ millions)
GAAP shareholder’s equity	$14,288	$13,754	$13,712	$13,296	$13,179	$534	$1,110
Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	-	-
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(710)	(717)	(723)	(803)	(883)	7	173

Tangible common equity (1)	$11,254	$10,713	$10,664	$10,169	$9,972	$541	$1,282
Core OID balance	(759)	(773)	(786)	(799)	(812)	14	53
Net deferred tax asset (“DTA”)	(1,463)	(1,388)	(1,278)	(1,378)	(1,310)	(74)	(153)

Normalized common equity	$9,033	$8,553	$8,600	$7,992	$7,850	$480	$1,183
Core Return on Tangible Common Equity (3)	13.1%	14.0%	6.5%	6.9%	12.9%

(1) Represents a non-GAAP measure. See pages 25-27 for methodology and detail.

(2) For more details see pages 25-27.

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

(1)

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

(2)	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

Note: Numbers may not foot due to rounding

23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TREND					CHANGE VS.

Adjusted Efficiency Ratio Calculation	3Q 24	2Q 24	1Q 24	4Q 23	3Q 23	2Q 24	3Q 23
Numerator
GAAP Noninterest Expense	$1,225	$1,286	$1,308	$1,416	$1,232	$(61)	$(7)
Insurance expense	(366)	(410)	(343)	(321)	(338)	44	(28)
Repositioning (2)	-	-	(10)	(187)	(30)	-	30

Adjusted noninterest expense for the efficiency ratio	$859	$876	$955	$908	$864	$(17)	$(5)

Denominator
Total net revenue	$2,103	$2,000	$1,986	$2,067	$1,968	$103	$135
Core OID (2)	14	14	13	13	12	1	2
Insurance revenue	(468)	(368)	(413)	(450)	(322)	(100)	(146)

Adjusted net revenue for the efficiency ratio	$1,649	$1,646	$1,586	$1,630	$1,658	$4	$(9)
Adjusted Efficiency Ratio (1)	52.1%	53.2%	60.2%	55.7%	52.1%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

(2) For more details see pages 25-27.

Note: Numbers may not foot due to rounding

24

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods.

3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers.

(1)

In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods.

(2)	In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue.

4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader better understand the business’ expenses excluding nonrecurring items.

5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business’ ability to generate other revenue.

6) Adjusted Provision for Credit Losses is a non-GAAP financial measure that adjusts GAAP provision for credit losses for repositioning items. Management believes adjusted provision for credit losses is a helpful financial metric because it enables the reader better understand the business’s expenses excluding nonrecurring items.

7) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

8) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue.

9) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income.

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ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

10) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods.

11) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment.

12) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

13) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

14) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

(1)

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

(2)	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

15) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and beginning January 1, 2022, are phasing in the regulatory capital impacts of CECL based on this five-year transition period.

16) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business’ ability to generate investment income.

26

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

17) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business’ ability to generate revenue.

18) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business’ profitability and margins.

19) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, amounts related to nonrecurring business transactions or pending transactions, and significant other one-time items.

20) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset.

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